UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 28, 2024

Aon plc

(Exact Name of Registrant as Specified in Charter)

Ireland	1-7933	98-1539969
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Metropolitan Building, James Joyce Street, Dublin 1, Ireland D01 K0Y8

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: +353 1 266 6000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Ordinary Shares, $0.01 nominal value	AON	New York Stock Exchange
Guarantees of Aon plc’s 3.500% Senior Notes due 2024	AON24	New York Stock Exchange
Guarantees of Aon plc’s 3.875% Senior Notes due 2025	AON25	New York Stock Exchange
Guarantees of Aon plc’s 2.875% Senior Notes due 2026	AON26	New York Stock Exchange
Guarantees of Aon Corporation and Aon Global Holdings plc’s 2.850% Senior Notes due 2027	AON27	New York Stock Exchange
Guarantees of Aon Corporation and Aon Global Holdings plc’s 2.050% Senior Notes due 2031	AON31	New York Stock Exchange
Guarantees of Aon Corporation and Aon Global Holdings plc’s 2.600% Senior Notes due 2031	AON31A	New York Stock Exchange
Guarantee of Aon Corporation and Aon Global Holdings plc’s 5.000% Senior Notes due 2032	AON32	New York Stock Exchange
Guarantees of Aon Corporation and Aon Global Holdings plc’s 5.350% Senior Notes due 2033	AON33	New York Stock Exchange
Guarantees of Aon plc’s 4.250% Senior Notes due 2042	AON42	New York Stock Exchange
Guarantees of Aon plc’s 4.450% Senior Notes due 2043	AON43	New York Stock Exchange
Guarantees of Aon plc’s 4.600% Senior Notes due 2044	AON44	New York Stock Exchange
Guarantees of Aon plc’s 4.750% Senior Notes due 2045	AON45	New York Stock Exchange
Guarantees of Aon Corporation and Aon Global Holdings plc’s 2.900% Senior Notes due 2051	AON51	New York Stock Exchange
Guarantees of Aon Corporation and Aon Global Holdings plc’s 3.900% Senior Notes due 2052	AON52	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

On February 28, 2024, Aon North America, Inc., a Delaware corporation (the “Issuer”), Aon plc, an Irish public limited company (“Aon plc”), Aon Corporation, a Delaware corporation (“Aon Corporation”), Aon Global Holdings plc, a public limited company incorporated under the laws of England and Wales (“AGH”), and Aon Global Limited, a private limited company incorporated under the laws of England and Wales (“AGL” and, together with Aon plc, Aon Corporation and AGH, the “Guarantors” and each, a “Guarantor”), entered into an underwriting agreement (the “Underwriting Agreement”) with Citigroup Global Markets Inc., Morgan Stanley & Co. LLC, HSBC Securities (USA) Inc. and J.P. Morgan Securities LLC, as representatives of the several underwriters named therein (collectively, the “Underwriters”), with respect to the offering and sale by the Issuer of $600,000,000 aggregate principal amount of 5.125% senior unsecured notes due 2027 (the “2027 Notes”), $1,000,000,000 aggregate principal amount of 5.150% senior unsecured notes due 2029 (the “2029 Notes”), $650,000,000 aggregate principal amount of 5.300% senior unsecured notes due 2031 (the “2031 Notes”) and $1,750,000,000 aggregate principal amount of 5.450% senior unsecured notes due 2034 (the “2034 Notes” and, together with the 2027 Notes, the 2029 Notes and the 2031 Notes, the “NFP Acquisition Notes”) and $2,000,000,000 aggregate principal amount of 5.750% senior unsecured notes due 2054 (the “2054 Notes” and, together with the NFP Acquisition Notes, the “Notes”), pursuant to the Issuer’s shelf registration statement on Form S-3 (Registration File No. 333-272818-02). Each Guarantor has fully and unconditionally, jointly and severally, guaranteed the Notes pursuant to the Indenture (as defined below) (collectively, the “Guarantees” and, together with the Notes, the “Securities”). The Securities were issued pursuant to an indenture, dated March 1, 2024 (the “Base Indenture”), among the Issuer, the Guarantors and The Bank of New York Mellon Trust Company, N.A., as trustee (the “Trustee”), as amended and supplemented by a first supplemental indenture, dated March 1, 2024 (the “First Indenture Supplement” and, together with the Base Indenture, the “Indenture”), among the Issuer, the Guarantors and the Trustee.

The 2027 Notes are senior unsecured debt obligations of the Issuer, mature on March 1, 2027 and bear interest at a rate of 5.125% per annum. The 2029 Notes are senior unsecured debt obligations of the Issuer, mature on March 1, 2029 and bear interest at a rate of 5.150% per annum. The 2031 Notes are senior unsecured debt obligations of the Issuer, mature on March 1, 2031 and bear interest at a rate of 5.300% per annum. The 2034 Notes are senior unsecured debt obligations of the Issuer, mature on March 1, 2034 and bear interest at a rate of 5.450% per annum. The 2054 Notes are senior unsecured debt obligations of the Issuer, mature on March 1, 2054 and bear interest at a rate of 5.750% per annum.

Prior to February 1, 2027 (in the case of the 2027 Notes), February 1, 2029 (in the case of the 2029 Notes), January 1, 2031 (in the case of the 2031 Notes), December 1, 2033 (in the case of the 2034 Notes) and September 1, 2053 (in the case of the 2054 Notes) (each, a “Par Call Date”), the Issuer may redeem the 2027 Notes, the 2029 Notes, the 2031 Notes, the 2034 Notes and/or the 2054 Notes at its option, in whole or in part, at any time and from time to time, at a redemption price (expressed as a percentage of the principal amount and rounded to three decimal places) equal to the greater of:

•

(a) the sum of the present values of the remaining scheduled payments of principal and interest on the Notes of such series being redeemed discounted to the redemption date (assuming the Notes of such series being redeemed matured on the applicable Par Call Date) on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate (as defined in the First Indenture Supplement), plus (i) 15 basis points (0.150%), in the case of the 2027 Notes, (ii) 15 basis points (0.150%), in the case of the 2029 Notes, (iii) 20 basis points (0.200%), in the case of the 2031 Notes, (iv) 20 basis points (0.200%), in the case of the 2031 Notes and (v) 25 basis points (0.250%), in the case of the 2054 Notes, less (b) accrued and unpaid interest to the date of redemption, and

•	100% of the principal amount of the Notes of such series being redeemed,

plus, in each case, accrued and unpaid interest on the principal amount of the Notes being redeemed to the redemption date.

On or after the applicable Par Call Date, the Issuer may redeem the 2027 Notes, the 2029 Notes, the 2031 Notes, the 2034 Notes and/or the 2054 Notes, in whole or in part, at any time and from time to time, at a redemption price equal to 100% of the principal amount of the Notes being redeemed plus accrued and unpaid interest thereon to the redemption date.

In the event that the previously announced acquisition by Randolph Acquisition Corp., a Delaware corporation and an indirect, wholly owned subsidiary of Aon plc (the “Acquirer”), of NFP Intermediate Holdings A Corp., a Delaware corporation (“NFP” and such acquisition, the “NFP Acquisition”) pursuant to the agreement and plan of merger, dated as of December 19, 2023 (the “Merger Agreement”), entered into by and among Aon plc, the Acquirer and NFP, among others, is not consummated on or before the earliest of (i) December 19, 2024 (subject to extension of up to six months if one or more regulatory approvals remain outstanding), (ii) the valid termination of the Merger Agreement (other than in connection with the consummation of the NFP Acquisition) and (iii) the Issuer’s determination based on its reasonable judgment (in which case the Issuer will notify the Trustee in writing thereof) that the NFP Acquisition will not be consummated, the Issuer will be required to redeem all of the outstanding NFP Acquisition Notes of each series (but not the 2054 Notes) at a redemption price equal to 101% of the aggregate principal amount of such NFP Acquisition Notes, plus accrued and unpaid interest, if any, to, but excluding, the redemption date in the manner set forth in the First Indenture Supplement.

The net proceeds from the offering of the Notes, after deducting the underwriting discounts and estimated offering expenses payable by the Issuer, were approximately $5,928,882,035. Aon plc, together with its consolidated subsidiaries, intends to use the net proceeds from the offering of the Notes for general corporate purposes, including, together with the net proceeds of the delayed draw term loan facility established by the Issuer on February 16, 2024 and, to the extent necessary, cash on hand or other sources of liquidity, to (i) pay the cash consideration with respect to the NFP Acquisition, (ii) effect the repayment or redemption of certain outstanding indebtedness of NFP and NFP Corp., a Delaware corporation and a wholly owned subsidiary of NFP, and (iii) pay fees, premiums and expenses in connection with the foregoing.

The preceding description of the Underwriting Agreement, the Base Indenture, the First Indenture Supplement and the Securities does not purport to be complete and is qualified entirely by reference to the full text of the Underwriting Agreement, the Base Indenture, the First Indenture Supplement and the form of the 2027 Notes, the 2029 Notes, the 2031 Notes, the 2034 Notes and the 2054 Notes (in each case, including the Guarantees), which are filed as Exhibits 1.1, 4.1, 4.2, 4.3, 4.4, 4.5, 4.6 and 4.7, respectively, to this Current Report on Form 8-K and are incorporated by reference herein.

In connection with the issuance of the Securities, Cravath, Swaine & Moore LLP is filing the legal opinion attached as Exhibit 5.1 to this Current Report on Form 8-K, Freshfields Bruckhaus Deringer LLP is filing the legal opinion attached as Exhibit 5.2 to this Current Report on Form 8-K and Matheson LLP is filing the legal opinion attached as Exhibit 5.3 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

1.1	Underwriting Agreement, dated as of February 28, 2024, among the Issuer, the Guarantors and the Underwriters.

4.1	Base Indenture, dated as of March 1, 2024, among the Issuer, the Guarantors and the Trustee.

4.2	First Indenture Supplement, dated as of March 1, 2024, among the Issuer, the Guarantors and the Trustee.

4.3	Form of 2027 Notes (including the Guarantees) (included as Exhibit A to Exhibit 4.2).

4.4	Form of 2029 Notes (including the Guarantees) (included as Exhibit A to Exhibit 4.2).

4.5	Form of 2031 Notes (including the Guarantees) (included as Exhibit A to Exhibit 4.2).

4.6	Form of 2034 Notes (including the Guarantees) (included as Exhibit A to Exhibit 4.2).

4.7	Form of 2054 Notes (including the Guarantees) (included as Exhibit A to Exhibit 4.2).

5.1	Opinion of Cravath, Swaine & Moore LLP.

5.2	Opinion of Freshfields Bruckhaus Deringer LLP.

5.3	Opinion of Matheson LLP.

23.1	Consent of Cravath, Swaine & Moore LLP (included in Exhibit 5.1).

23.2	Consent of Freshfields Bruckhaus Deringer LLP (included in Exhibit 5.2).

23.3	Consent of Matheson LLP (included in Exhibit 5.3).

104	Cover Page Interactive Data File (embedded within XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AON PLC.

By:	/s/ Darren Zeidel
Name:	Darren Zeidel
Title:	Executive Vice President, General Counsel and Company Secretary

Date: March 1, 2024